SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12.

                                   AETNA INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

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 Aetna Financial Services and Aetna International to be purchased by ING Group
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At Aeltus, we believe investment management is more science than art. Our investment professionals make investment decisions based on fact, not guesswork or hunches. The result? A 25-year track record of consistent performance. In addition, Aeltus manages more than $56 billion in assets for its clients.

With the financial strength of a large company and the entrepreneurial spirit of a small firm, Aeltus is uniquely positioned to offer a full range of investment strategies to meet your investment objectives.


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                                  Aeltus News
 Aetna Financial Services and Aetna International to be purchased by ING Grou
                >>more information (link to Breaking News page)

(link to News page)

Welcome to Aeltus Investment Management, Inc.
Aeltus Investment Management, Inc., an independently managed investment management firm, has been managing institutional assets for more than a quarter of a century. With the financial strength of a large company that is structured to be entrepreneurial, Aeltus is positioned to offer a full range of investment strategies -- equity, fixed income and multi-asset -- that meet clients' specific investment and business objectives. Aeltus' success lies in its investment management approach, which is quantitatively based and systematically applied in a repeatable fashion. In addition, Aeltus' experienced team of dedicated client service and relationship management professionals provide an unparalleled commitment to service.

Aeltus manages $56 billion of assets, of which $35 billion are institutional (pension plan, foundation and endowment, and taxable), and $21 billion are retail (mutual fund and variable portfolio).

For more information about our investment strategies, please select the appropriate bar on the right side of this screen.

Aeltus is engineering better investments for you.


For more information about how we engineer better investments, please contact
L. Charles "Duke" Meythaler at 860-275-4879 or MeythalerD@aeltus.com (e-mail link)

The Aeltus Portfolio Management Team                 Site Feedback
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Welcome to Aetna Mutual Funds

The Aetna family of funds includes 21 mutual funds engineered to meet a variety of investment needs and objectives. In addition to a full range of stock and bond funds, Aetna Mutual Funds features two groups of funds - our Generation Funds and Index Plus Funds - designed for investors with specialized needs. The hallmark of our fund family is the pursuit of attractive returns while managing risk. By consistently applying a disciplined strategy and adhering to the investment style, the funds strive to deliver steady, competitive results over time. We also offer valuable investor services such as tax-advantaged retirement accounts, systematic investment, free exchanges by telephone and more.

Click on a link in the menu to start your investing research.


About Aetna Funds                      The Aeltus Portfolio Management Team
(link to Fund List)                    (link to Portfolio Managers page)

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                       http://www.Aeltus.com/ip Home Page
                                 Broker Central

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Broker Central logo                                                                                   ING Purchase
                                                                                            Aetna Financial Services and
Welcome to Broker Central, the registered representative web site of Aetna Mutual Funds.    Aetna International to be
We've included some exciting features, such as:                                             purchased by ING Group
     o   Fundamentals (link to news section), ready to be downloaded through PDF*.          >>more information (Link to
     o   Fund Manager Commentary (link to news section), updated each quarter in PDF*       Breaking News page)
         format.
     o   Tool Box (link to Tool Box), including our Literature Center.                      PPF IV
                                                                                            Aetna Principal Protection Fund
We're always interested in doing more, so if you have any questions, comments or            IV is open for investment until
suggestions, drop me a note by using our Feedback Page.                                     September 5. Marketing
                                                                    Frank Litwin            Materials are now available.
                                             Managing Director, Retail Marketing

Adobe graphic, Link to Adobe                                                                Technology Fund
*View and download documents. Many of our documents are available                           Aetna Technology Fund
for immediate download in a Portable Document Format (.PDF) file. You                       opened for investment on March 1.
must have Adobe Acrobat installed on your computer to view and print                        Offering materials are available.
material in this format. A link to download a free Adobe Acrobat reader is available from Adobe.
                                                                                            New Materials
                                                                                            Other new materials are
                                                                                            available all the time.
                                                                                            Look here to download documents in
                                                                                            Microsoft Word and PDF.



------------------------------------------------------------------------------------------- ----------------------------------------

                               Breaking News Page

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Aetna Financial Services and Aetna International to be purchased by ING Group
Quick Facts
     o Aetna has announced it has reached a definitive agreement with ING Group to sell Aetna Financial Services and Aetna International. The goal is to close the sale by the end of the year. The sale is subject to regulatory and shareholder approvals, and other closing conditions.
     o As a subsidiary of Aetna Financial Services, Aeltus will be a part of this sale.
     o Aeltus will continue to provide valuable products and services to all of the customers who currently rely on us every day to be the company that offers them smart solutions.
     o This deal does not impact our ability or intent to meet our contractual and other obligations to our customers.
     o Once the sale is complete, we will be part of one of the 15 largest companies in the world (based on revenue and other key measures). As part of this organization, we will be able to offer even more choices and more flexibility to our customers.

PDF logo, link to PDF file of Aetna Inc. July 20, 2000 press release Announcing Definitive Agreement with ING:
Aetna to Sell Financial Services and International Businesses to ING for $7.7 Billion

For more information, visit the Aetna Financial Services web site at http://www.aetnafinancial.com/news_center/maindeal.shtml


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          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.